EXHIBIT 99.1

FOR IMMEDIATE RELEASE

THE CHILDREN'S PLACE RETAIL STORES, INC. REPORTS RESULTS OF LEASE-RELATED
ACCOUNTING ASSESSMENT
- Previously Reported Fourth Quarter & Fiscal 2004 Earnings Per Share Remain Unchanged -

Secaucus, New Jersey – April 13, 2005 – The Children’s Place Retail Stores, Inc. (Nasdaq: PLCE), today announced that it has completed its previously announced analysis of its lease-related accounting practices in light of an SEC clarification in February. Upon review of the results with its audit committee and independent auditors, the Company has concluded that certain of its accounting practices relating to leases were incorrect and should be changed. These accounting corrections do not materially impact fiscal 2003 net income and, as anticipated, do not materially impact fiscal 2004 net income. All related adjustments are detailed below, and final fourth quarter and fiscal year income statements and balance sheets for fiscal 2004 and fiscal 2003 are attached. Also as expected, these corrections do not impact the Company’s current fiscal 2005 adjusted earnings per share guidance of $2.10 to $2.20, which excludes the effects of a non-cash item associated with the Disney Store acquisition and new accounting rules requiring the expensing of stock options. The Company continues to believe that fiscal 2005 net capital-related expenditures will approximate $100 million, comprised of capital expenditures of $110 million and landlord construction allowances of $10 million.

As a result of these corrections, the Company is restating its financial results for fiscal 2002 and fiscal 2003, and advises users that its previously filed financial results should no longer be relied upon. The Company is filing a Form 8-K today that describes the lease-related accounting corrections in more detail. Restated results for the years ended January 31, 2004 and February 1, 2003 will be included in the Company’s Form 10-K for the year ended January 29, 2005 to be filed with the Securities and Exchange Commission.

Lease-Related Accounting Practices
Historically, when the Company received landlord construction allowances, they were classified on the balance sheet as a reduction of property and equipment and then amortized as a reduction of depreciation expense over the estimated useful life of the property. Consistent with the SEC clarification, the Company will now account for landlord construction allowances as lease incentives and record them as deferred liabilities, which are amortized as a reduction of rent expense over the lease term.

In addition, the Company has revised its treatment of occupancy costs during construction. Historically, the Company had incorrectly determined that the term of the lease begins on the commencement date of the lease, which generally coincides with the store opening date. The Company has corrected this policy to properly commence the lease once it takes physical possession of the property, which has the effect of including the construction phase in the period over which rent is calculated. The Company continues to capitalize occupancy costs incurred prior to the commencement of store pre-opening activities. These capitalized costs are amortized over the remaining lease term. The net effect was to decrease rent expense with a corresponding increase in depreciation expense, and to increase the amount of deferred rent liability with a corresponding increase in leasehold improvements.

As a result of these lease accounting corrections, the Company is increasing its previously announced fourth quarter, and therefore, fiscal 2004 net income by $16,000. As a result, there is no change to the Company’s previously reported earnings per share amounts for the fourth quarter and full fiscal 2004 periods. In addition, the Company is decreasing its previously reported fiscal 2003 net income by $52,000, which does not change earnings per share for that period. Fiscal 2002 net income decreased by $853,000, or $0.03 per share.

- more -

PLCE: ANNOUNCES LEASE ACCOUNTING CORRECTIONS

The impact of the lease-related accounting corrections on the Company’s January 29, 2005, consolidated balance sheet is an increase in net property and equipment of approximately $69.6 million, an increase in total assets of $71.4 million, an increase in total liabilities of $72.3 million and a decrease in stockholders’ equity of $0.9 million. The impact on the Company's January 31, 2004, consolidated balance sheet is an increase in net property and equipment of approximately $64.8 million, an increase in total assets of $66.5 million, an increase in total liabilities of $67.5 million, and a decrease in stockholders’ equity of $0.9 million.

While the corrections did not change total cash flows, they have changed the classification of landlord construction allowances received from a reduction of cash flows used in investing activities to an increase in cash flows provided by operating activities. For the fiscal years ended January 29, 2005, January 31, 2004 (as restated), and February 1, 2003 (as restated), cash flows provided by operating activities approximated $212.9 million, $80.0 million and $58.3 million, respectively. Additionally, cash flows used in investing activities for those same fiscal years approximated $168.9 million, $43.5 million and $69.2 million, respectively.

About The Children’s Place Retail Stores, Inc.
The Children’s Place Retail Stores, Inc. is a leading specialty retailer of children’s merchandise. The Company designs, contracts to manufacture and sells high-quality, value-priced merchandise under the proprietary “The Children’s Place” and licensed “Disney Store” brand names. As of April 1, 2005, the Company owned and operated 752 The Children’s Place stores in North America, 306 Disney Stores in North America and its online store, www.childrensplace.com.

Use of Non-GAAP Measures
The Company is providing adjusted financial information as an addition to, and not as a substitute for, financial measures presented in accordance with generally accepted accounting principles (“GAAP”). To facilitate the analysis of net income, the Company adjusted its fourth quarter and fiscal 2004 net income to exclude a non-cash item and an extraordinary gain, both associated with the Company’s November 2004 acquisition of Disney Store North America. The Company has excluded such items because it does not believe they are indicative of the core business and believes that the adjusted presentation is a beneficial supplemental disclosure to investors in analyzing its past and future performance. Such presentation is a non-GAAP measure, and a reconciliation to net income under accounting principles generally accepted in the United States is attached. Adjusted net income and adjusted earnings per share are “Non-GAAP financial measures” as defined by the Securities and Exchange Commission, and may differ from non-GAAP financial measures used by other companies.

This press release may contain certain forward-looking statements regarding future circumstances. These forward-looking statements are based upon the Company’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results to differ materially from those contemplated in such forward-looking statements including, in particular, the risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. Actual results, events, and performance may differ. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The inclusion of any statement in this release does not constitute an admission by The Children's Place or any other person that the events or circumstances described in such statement are material.

CONTACT:	The Children's Place Seth Udasin, Chief Financial Officer, (201) 558-2409 Heather Anthony, Director, Investor Relations, (201) 558-2865

(Tables Follow)

THE CHILDREN’S PLACE RETAIL STORES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share amounts)
(Unaudited)

                                                     13 Weeks Ended:                          52 Weeks Ended:
                                                     ---------------                          ---------------
                                                  January 29,      January 31,            January 29,       January 31,
                                                     2005            2004                    2005             2004
                                                  -----------      -----------            -----------       -----------
                                                                  (As Restated)                            (As Restated)

Net sales                                         $   462,108      $   234,569          $   1,157,548       $   797,938
Cost of sales                                         281,659          131,663                705,681           476,961
                                                  -----------      -----------            -----------       -----------
Gross profit                                          180,449          102,906                451,867           320,977
Selling, general and
  administrative expenses                             128,982           65,922                329,916           235,415
Asset impairment charges                                  164              448                    164               448
Depreciation and amortization                          13,383           12,753                 51,835            48,700
                                                  -----------      -----------            -----------       -----------
Operating income                                       37,920           23,783                 69,952            36,414
Interest expense (income), net                            176             (127)                    22              (255)
                                                  -----------      -----------            -----------       -----------
Income before income taxes and
     extraordinary gain                                37,744           23,910                 69,930            36,669
Provision for income taxes                             14,042            8,787                 26,923            13,764
                                                  -----------      -----------            -----------       -----------
Income before extraordinary gain                       23,702           15,123                 43,007            22,905
Extraordinary gain (net of taxes)                         273                --                   273                --
                                                  -----------      -----------            -----------       -----------
Net income                                        $    23,975       $   15,123           $     43,280       $    22,905
                                                  ===========      ===========           ============       ===========
Basic income per share                            $      0.89       $     0.57           $       1.61       $      0.86
Basic weighted average number
    of shares outstanding                              27,076           26,726                 26,919           26,646
Diluted income per share before
     extraordinary gain                           $      0.84       $     0.55           $       1.56       $     0.85
Diluted income per share                          $      0.85       $     0.55           $       1.57       $     0.85
Diluted weighted average number
  of shares outstanding                                28,106            27,510                27,633           27,099

THE CHILDREN’S PLACE RETAIL STORES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

                                                     January 29, 2005       January 31, 2004
                                                     ----------------       ----------------
                                                                             (As Restated)
    Current assets:

    Cash and cash equivalents                           $     165,196           $        74,772
    Accounts receivable                                        23,987                     8,462
    Inventories                                               161,969                    96,128
    Other current assets                                       41,007                    20,070
                                                     ----------------           ----------------
    Total current assets                                      392,159                   199,432

    Property and equipment, net                               222,722                   211,454
    Other assets, net                                          12,507                    15,317
                                                     ----------------           ----------------
    Total assets                                        $     627,388           $       426,203

    Current liabilities:

    Revolving credit facility                           $      37,268           $             0
    Accounts payable                                           78,106                    35,173
    Accrued expenses and
       other current liabilities                               99,575                    49,984
                                                     ----------------           ----------------
    Total current liabilities                                 214,949                    85,157

    Other liabilities                                         100,776                    84,961
                                                     ----------------           ----------------
    Total liabilities                                         315,725                   170,118

    Stockholders' equity                                      311,663                   256,085
                                                     ----------------           ----------------
    Total liabilities and stockholders' equity          $     627,388           $       426,203
                                                     ================           ================

THE CHILDREN’S PLACE RETAIL STORES, INC.
RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME
(In thousands, except per share amounts)
(Unaudited)

                                            13 Weeks Ended January 29, 2005           52 Weeks Ended January 29, 2005
                                         ---------------------------------------    ---------------------------------
                                         Reported       Adjustments    Adjusted          Reported       Adjustments     Adjusted
                                         --------       -----------    --------          --------       -----------     --------
Net sales                             $   462,108     $      --      $   462,108       $ 1,157,548     $       --    $  1,157,548
Cost of sales1                            281,659         (5,044)        276,615           705,681          (5,044)       700,637
                                      -----------     -----------    -----------       -----------     ------------  ------------
Gross profit                              180,449          5,044         185,493           451,867           5,044        456,911
Selling, general and
  administrative expenses                 128,982             --         128,982           329,916              --        329,916
Asset impairment charges                      164             --             164               164              --            164
Depreciation and amortization              13,383             --          13,383            51,835              --         51,835
                                      -----------     -----------    -----------       -----------     ------------  ------------
Operating income                           37,920          5,044          42,964            69,952           5,044         74,996
Interest expense (income), net                176             --             176                22              --             22
                                      -----------     -----------    -----------       -----------     ------------  ------------
Income before income taxes and
     extraordinary gain                    37,744          5,044          42,788            69,930           5,044         74,974
Provision for income taxes                 14,042          1,942          15,984            26,923           1,942         28,865
                                      -----------     -----------    -----------       -----------     ------------  ------------
Income before extraordinary gain           23,702          3,102          26,804            43,007           3,102         46,109
Extraordinary gain (net of taxes)2            273           (273)              0               273            (273)             0
                                      -----------     -----------    -----------       -----------     ------------  ------------
Net income                            $    23,975     $    2,829     $    26,804        $   43,280     $     2,829    $    46,109
                                      ===========     ===========    ===========       ===========     ============  ============
Basic income per share                $      0.89     $     0.10     $      0.99        $     1.61     $      0.10    $      1.71
Basic weighted average number
    of shares outstanding                  27,076         27,076          27,076            26,919          26,919         26,919

Diluted income per share              $      0.85     $     0.10     $      0.95        $     1.57     $      0.10    $      1.67
Diluted weighted average number
of shares outstanding                      28,106         28,106          28,106            27,633          27,633         27,633

__________

1 The adjustment reverses the higher cost of sales resulting from the write-up of the acquired Disney Store inventory to its fair value from the value determined under the retail inventory method for the inventory that was sold during the 10 weeks ended January 29, 2005. Approximately $1.2 million fair value inventory write-up remains on the balance sheet as of January 29, 2005. The Company expects this remaining balance will be recorded as a cost of sales during the first quarter of fiscal 2005 as the remaining acquired inventory is sold.

2 The extraordinary gain represents the fair value of assets acquired and liabilities assumed in excess of amounts paid to acquire the Disney Store North America.

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